SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Seciton 13 or 15 (d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2001
                                                         -----------------

                             CENTRAL COAST BANCORP
                             ---------------------
             (Exact name of registrant as specified in its charter)

STATE OF CALIFORNIA               0-25418                 77-0367061
-------------------               -------                 ----------
(State or other jurisdiction    (Commission file         (I.R.S. Employer
of incorporation)                number)                  Identification No.)




301 Main Street, Salinas, California                       939301
------------------------------------                       -------
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:     (831) 422-6642
                                                        --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



Page 1 of 5 pages

The Exhibit Index is on Page 4


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Item 5. OTHER EVENTS.

        The Registrant issued a press release dated February 28, 2001 announcing that the board of directors has authorized a stock repurchase program for up to five percent (5%) of the Compny's outstanding shares. This is a new program authorized in anticipation of the completion of the previous five percent repurchase program announced in May 2000. The May 2000 program has approximately 70,000 shares left to repurchase out of an approved total of 382,600 shares (adjusted for the 10% stock dividend distributed today).



Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS.

                Not Applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                Not Applicable.

        (c)     EXHIBITS.

                (99.1)  Press Release dated February 28, 2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTRAL COAST BANCORP



Dated:  February 28, 2001                  /s/ ROBERT M. STANBERRY
                                           -----------------------
                                           Robert M. Stanberry, CFO



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                                 EXHIBIT INDEX

                                                               Sequential
Exhibit No.           Description                               Page No.
-----------           -----------                               --------

99.1                  Press Release dated February 28, 2001      5

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